                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 9, 1996
                                                          -----------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-9787                            73-1105145
                       ------                            ----------
                    (Commission                         (IRS Employer
                    File Number)                      Identification No.)


          200 East Las Olas Boulevard
                  Suite 1400
              Ft. Lauderdale, FL                            33301
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                         --------------


                                     N.A.
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On May 9, 1996, Republic Industries, Inc. (the "Registrant") issued a press release relating to the resignation of the Registrant's Executive Vice President and Chief Financial Officer, Gregory K. Fairbanks. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 10, 1996, the Registrant announced that its Board of Directors had declared a 2-for-1 stock split on its common stock, par value $.01 ("Common Stock") for stockholders of record on May 28, 1996 (the "Record Date"). One share of Common Stock will be distributed on June 8, 1996 to stockholders of record for each outstanding share of Common Stock held by such stockholders on the Record Date. The description herein of the Stock Split is qualified in its entirety by the Registrant's press release, dated May 10, 1996, which is attached hereto as Exhibit 99.2 and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       REPUBLIC INDUSTRIES, INC.




                                      By: /s/ Richard L. Handley
                                          -----------------------------
                                          Richard L. Handley
                                          Senior Vice President
                                          and General Counsel



Date: May 16, 1996
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                        REPUBLIC INDUSTRIES, INC.

                              EXHIBIT INDEX



     Number and
Description of Exhibit
- ----------------------

     1.      None

     2.      None

     4.      None

    16.      None

    17.      None

    21.      None

    23.      None

    24.      None

    27.      None

    99.1     Press Release, dated May 9, 1996.

    99.2     Press Release, dated May 10, 1996.